                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934





        Date of Report (Date of earliest event reported): APRIL 26, 2004





                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


               DELAWARE                  1-12202           93-1120873
     (State or other jurisdiction      (Commission      (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

              13710 FNB PARKWAY
               OMAHA, NEBRASKA                                   68154-5200
   (Address of principal executive offices)                      (Zip Code)


                                 (402) 492-7300
              (Registrant's telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

     99.1   Northern Border Partners, L.P. press release dated April 26, 2004.

ITEMS 9 AND 12.  REGULATION FD DISCLOSURE AND DISCLOSURE OF RESULTS OF
                 OPERATIONS AND FINANCIAL CONDITION.

         Attached as Exhibit 99.1 is a copy of a press release, dated April 26, 2004, announcing Northern Border Partners, L.P.'s financial results for the first quarter of 2004 and reaffirms earnings guidance for 2004.

         In accordance with General Instruction B.2. of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Items 9 and 12 of Form 8-K and is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Northern Border Partners, L.P.
                                        (A Delaware Limited Partnership)


Dated:  April 26, 2004                  By: /s/ Jerry L. Peters
                                            ------------------------------------
                                            Jerry L. Peters
                                            Chief Financial & Accounting Officer

                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
 99.1    --  Northern Border Partners, L.P. Press Release dated April 26, 2004.